                                                                    EXHIBIT 10.1

--------------------------------------------------------------------------------





                                    FORM OF

                             SUBSCRIPTION AGREEMENT


                          DATED AS OF NOVEMBER 20, 2000


                                 BY AND BETWEEN


                                 VALENTIS, INC.


                                       AND


                                   [INVESTOR]


                              --------------------


                 SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK


                                       AND


                         COMMON STOCK PURCHASE WARRANTS


                              --------------------


                                PLACEMENT AGENT:


                                [PLACEMENT AGENT]






--------------------------------------------------------------------------------

                                 VALENTIS, INC.

                             SUBSCRIPTION AGREEMENT

                 SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK

                                       AND

                         COMMON STOCK PURCHASE WARRANTS

                                Table of Contents

                                                                                                                PAGE
                                                                                                                ----
1.       DEFINITIONS..............................................................................................1


2.       AGREEMENT TO SUBSCRIBE; PURCHASE PRICE...................................................................8

         (a)      Subscription....................................................................................8
         (b)      Form of Payment.................................................................................9
         (c)      Closing.........................................................................................9

3.       REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE BUYER................................................9

         (a)      Acquisition for Investment......................................................................9
         (b)      Accredited Investor.............................................................................9
         (c)      Reoffers and Resales............................................................................9
         (d)      Company Reliance...............................................................................10
         (e)      Information Provided...........................................................................10
         (f)      Absence of Approvals...........................................................................10
         (g)      Subscription Agreement.........................................................................10
         (h)      Buyer Status...................................................................................11
         (i)      Absence of Reliance............................................................................11
         (j)      Foreign Investors..............................................................................11

4.       REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE COMPANY.............................................11

         (a)      Organization and Authority.....................................................................11
         (b)      Qualifications.................................................................................11
         (c)      Capitalization.................................................................................11
         (d)      Concerning the Shares and the Common Stock.....................................................12
         (e)      Corporate Authorization........................................................................13
         (f)      Non-contravention..............................................................................13
         (g)      Approvals, Filings, Etc........................................................................14
         (h)      Information Provided...........................................................................14
         (i)      No Material Change.............................................................................14
         (j)      SEC Filings....................................................................................15



                                       i

         (k)      Absence of Certain Proceedings.................................................................15
         (l)      Liabilities....................................................................................15
         (m)      Absence of Certain Changes.....................................................................15
         (n)      Intellectual Property..........................................................................15
         (o)      Internal Accounting Controls...................................................................16
         (p)      Compliance with Law............................................................................16
         (q)      Tax Matters....................................................................................16
         (r)      Investment Company.............................................................................16
         (s)      Absence of Brokers, Finders, Etc...............................................................16
         (t)      No Solicitation................................................................................16

5.       CERTAIN COVENANTS AND ACKNOWLEDGMENTS...................................................................17

         (a)      Transfer Restrictions..........................................................................17
         (b)      Restrictive Legends............................................................................17
         (c)      Transfer Agent Instruction.....................................................................18
         (d)      Form D.........................................................................................19
         (e)      Nasdaq Listing; Reporting Status...............................................................19
         (f)      Use of Proceeds................................................................................19
         (g)      State Securities Laws..........................................................................20
         (h)      Limitation on Certain Actions..................................................................20
         (i)      Best Efforts...................................................................................20
         (j)      Reservation of Shares; Shares to Be Fully Paid; Listing of Common Stock........................20
         (k)      Post-closing covenants.........................................................................21
         (l)      USRPHC Status..................................................................................23

6.       CONDITIONS TO THE COMPANY'S OBLIGATIONS TO SELL AND ISSUE...............................................24


7.       CONDITIONS TO THE BUYER'S OBLIGATIONS TO PURCHASE.......................................................24


8.       REGISTRATION RIGHTS.....................................................................................25

         (a)      Mandatory Registration.........................................................................25
         (b)      Obligations of the Company.....................................................................26
         (c)      Obligations of the Buyer and Other Investors...................................................30
         (d)      Rule 144.......................................................................................31

9.       INDEMNIFICATION AND CONTRIBUTION........................................................................31

         (a)      Indemnification................................................................................31
         (b)      Contribution...................................................................................33
         (c)      Other Rights...................................................................................33

10.      MISCELLANEOUS...........................................................................................33

         (a)      Governing Law..................................................................................33
         (b)      Headings.......................................................................................33

                                       ii

         (c)      Severability...................................................................................33
         (d)      Notices........................................................................................34
         (e)      Counterparts...................................................................................34
         (f)      Entire Agreement; Benefit......................................................................34
         (g)      Waiver.........................................................................................35
         (h)      Amendment......................................................................................35
         (i)      Further Assurances.............................................................................35
         (j)      Assignment of Certain Rights and Obligations...................................................35
         (k)      Expenses.......................................................................................35
         (l)      Termination....................................................................................36
         (m)      Survival.......................................................................................36
         (n)      Public Statements, Press Releases, Etc.........................................................36
         (o)      Construction...................................................................................37

SCHEDULES
Schedule 4(c)     Certain Antidilution Adjustments

ANNEXES
Annex I                    Form of Certificate of Designations
Annex II                   Form of Transfer Agent Instruction
Annex III                  Form of Class A Common Stock Purchase Warrant
Annex IV                   Form of Class B Common Stock Purchase Warrant
Annex V(a)                 Form of Opinion of Latham & Watkins to Be Delivered on Closing Date
Annex V(b)                 Form of Opinion of Company Counsel to Be Delivered on Closing Date
Annex VI                   Form of Opinion of  Intellectual Property Counsel to the Company to Be Delivered on
                           Closing Date
Annex VII                  Form of Opinion of In-house Intellectual Property Counsel to the Company
Annex VIII                 Form of Opinion of Latham & Watkins to Be Delivered upon Effectiveness of the
                           Registration Statement
Annex IX                   [reserved]
Annex X                    Notices

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT, dated as of November 20, 2000 (this "Agreement"), by and between VALENTIS, INC., a Delaware corporation (the "Company"), with headquarters located at 863A Mitten Road, Burlingame, California 94010, and [INVESTOR] (the "Buyer").

                              W I T N E S S E T H:

         WHEREAS, the Company wishes to sell, and the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of non-voting Series A Convertible Redeemable Preferred Stock of the Company which will be convertible into shares of Common Stock (such capitalized term and all other capitalized terms used in this Agreement having the respective meanings provided in Section 1); and

         WHEREAS, in connection with the issuance of the Preferred Shares, the Company is issuing to the Buyer Warrants to purchase Common Stock on the terms provided herein;

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.     DEFINITIONS.

         (a) As used in this Agreement, the terms "Agreement," "Buyer" and "Company" shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

         (b) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

         (c) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or under common control with the subject Person. For purposes of the term "Affiliate," the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or to cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract or otherwise.

         "Blackout Period" means up to 20 Trading Days in any period of three hundred and sixty five (365) days commencing on the day immediately after the date the Company notifies the Investors that they are required, pursuant to
Section 8(c)(4), to suspend offers and sales of Registrable Securities pursuant to the Registration Statement as a result of an event or circumstance described in Section 8(b)(5)(A), during which period, by reason of
Section 8(b)(5)(B), the Company is not required to amend the Registration Statement or to supplement the Prospectus.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

         "Cash, Cash Equivalent and Eligible Investment Balances" of any Person on any date shall be determined from such Person's books maintained in accordance with Generally Accepted Accounting Principles, and means, without duplication, the sum of (1) the cash accrued by such Person and its subsidiaries on a consolidated basis on such date and available for use by such Person and its subsidiaries on such date, (2) all assets which would, on a consolidated balance sheet of such Person and its subsidiaries prepared as of such date in accordance with Generally Accepted Accounting Principles, be classified as cash equivalents and (3) all Eligible Marketable Securities which are assets which would, on a consolidated balance sheet of such Person and its subsidiaries prepared as of such date in accordance with Generally Accepted Accounting Principles, be classified as marketable securities.

         "Certificate of Designations" means the Certificate of Designations of Series A Convertible Redeemable Preferred Stock in the form of ANNEX I to this Agreement, as the same is filed with the Secretary of State of the State of Delaware.

         "Claims" means any losses, claims, damages, liabilities or expenses, including, without limitation, reasonable fees and expenses of legal counsel (joint or several), incurred by a Person.

         "Class A Warrants" means the Common Stock Purchase Warrants in the form of ANNEX III to this Agreement.

         "Class B Warrants" means the Common Stock Purchase Warrants in the form of ANNEX IV to this Agreement.

         "Closing Date" means 12:00 noon, New York City time, on December 4, 2000, or such other time as is mutually agreed between the Company and the Buyer.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder and published interpretations thereof.

         "Common Shares" means the Conversion Shares, the Dividend Shares and the Warrant Shares.

         "Common Stock" means the Common Stock, par value $0.001 per share, of the Company.

         "Conversion Notice" means the Notice of Conversion of Series A Convertible Redeemable Preferred Stock substantially in the form attached hereto as Annex X(a).

         "Conversion Price" shall have the meaning to be provided or provided in the Certificate of Designations.

         "Conversion Shares" means the shares of Common Stock issued or issuable upon conversion of the Preferred Shares.

         "Dividend Shares" means the shares of Common Stock issuable pursuant to
Section 5 of the Certificate of Designations as dividends on the Preferred
Shares.

         "Eligible Marketable Securities" of the Company as of any date means marketable securities which would be reflected on a consolidated balance sheet of the Company and its subsidiaries prepared as of such date in accordance with Generally Accepted Accounting Principles and which have been purchased pursuant to the Company's Investment Guidelines delivered to Buyer on or prior to the date hereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder and published interpretations thereof.

         "Finder" means Diaz & Altschul Capital, LLC, a New York limited liability company.

         "Generally Accepted Accounting Principles" for any Person means the United States generally accepted accounting principles and practices applied by such Person from time to time in the preparation of its audited financial statements.

         "Indebtedness" as used in reference to any Person means all indebtedness of such Person for borrowed money, the deferred purchase price of property, goods and services and obligations under leases which are required to be capitalized in accordance with Generally Accepted Accounting Principles and shall include all such indebtedness guaranteed in any manner by such Person or in effect guaranteed by such Person through a contingent agreement to purchase and all indebtedness for the payment or purchase of which such Person has contingently agreed to advance or supply funds and all indebtedness secured by mortgage or other lien upon property owned by such Person, although such Person has not assumed or become liable for the payment of such indebtedness, and, for all purposes hereof, such indebtedness shall be treated as though it has been assumed by such Person to the extent of such guarantee (if limited in amount) or the fair market value of property securing such debt, as the case may be.

         "Indemnified Party" means the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder offering or selling securities pursuant to the Registration Statement or any of its directors or officers or any Person who controls such underwriter or stockholder within the meaning of the 1933 Act or the 1934 Act.

         "Indemnified Person" means the Buyer and each other Investor who beneficially owns or holds Registrable Securities included in the Registration Statement and each other Investor who offers or sells Registrable Securities included in the Registration Statement in the manner permitted under this Agreement, the directors, if any, of the Buyer or such Investor, the officers (or persons performing similar functions), if any, of the Buyer and any such Investor, each Person, if any, who controls the Buyer or any such Investor within the meaning of the 1933 Act or the 1934 Act, any underwriter (as defined in the 1933 Act) acting on behalf of an Investor who participates in the offering of Registrable Securities of such Investor in accordance with the plan of distribution contained in the Prospectus, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each Person, if any, who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act.

         "Inspector" means any attorney, accountant or other agent retained by an Investor for the purposes provided in Section 8(b)(9).

         "Investor" means the Buyer and any permitted transferee or assignee who agrees to become bound by the provisions of Sections 5(a), 5(b), 8, 9, and 10.

         "Majority Holders" shall have the meaning to be provided or provided in the Certificate of Designations.

         "Margin Stock" shall have the meaning provided in Regulation G of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 207).

         "NASD" means the National Association of Securities Dealers, Inc.

         "Nasdaq" means the Nasdaq National Market.

         "Nasdaq Stock Market" means The Nasdaq Stock Market, Inc.

         "Net Cash, Cash Equivalent and Eligible Investment Balances" of any Person on any date means the consolidated Cash, Cash Equivalent and Eligible Investment Balances of such Person and its subsidiaries on such date less the sum (without duplication) of (1) the amount of any outstanding Indebtedness of such Person or any of its subsidiaries which, directly or indirectly, is secured in whole or in part by, or restricts the use of, the consolidated Cash, Cash Equivalent and Eligible Investment Balances of such Person and its subsidiaries PLUS (2) the amount of outstanding Indebtedness of such Person and its subsidiaries which on such date is classified as short-term debt in accordance with Generally Accepted Accounting Principles.

         "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

         "1933 Act" means the Securities Act of 1933, as amended, or any successor statute.

         "Non-Responsive Investor" means an Investor who does not provide the Required Information to the Company at least one Business Day prior to the filing of the Registration Statement.

         "Optional Redemption Event" shall have the meaning to be provided or provided in the Certificate of Designations.

         "Other Buyers" means each of the several holders of the Preferred Stock of the Company who have agreed to purchase the Preferred Stock pursuant to the Other Subscription Agreements.

         "Other Preferred Shares" means the shares of Preferred Stock to be purchased by the Other Buyers pursuant to the Other Subscription Agreements.

         "Other Subscription Agreements" means the several Subscription Agreements, dated as of the date hereof, by and between the Company and the several buyers named therein relating to the sale and purchase of shares of Preferred Stock.

         "Permitted Indebtedness" means:

         (1) Indebtedness not in excess of the aggregate principal amount which is outstanding on the Closing Date and which would be reflected on a balance sheet of the Company as of the Closing Date or in the notes thereto prepared in accordance with Generally Accepted Accounting Principles;

         (2) Indebtedness of up to $5 million incurred after the Issuance Date consisting of (a) equipment lease obligations or other equipment financings for equipment used in the business of the Company and its subsidiaries which obligations or financings are required to be capitalized in accordance with Generally Accepted Accounting Principles; and (b) Indebtedness incurred in connection with acquisition of furniture, fixtures and equipment used in the business of the Company and its subsidiaries, in each such case in an amount not in excess of the purchase price thereof; and

         (3) Indebtedness of up to $20 million incurred after the Closing Date to any Person with annual revenues in excess of $500 million and a market capitalization in excess of $750 million, in connection with a strategic alliance, collaboration, joint venture, partnership or other similar arrangement of the Company with any Person which is engaged in a business similar to or related to the business of the Company, which Indebtedness is repayable after the Final Mandatory Redemption Date (as defined in the Certificate of Designations).

         "Person" means any natural person, corporation, partnership, limited liability company, trust, incorporated organization, unincorporated association, or similar entity or any government, governmental agency or political subdivision.

         "Preferred Shares" means the shares of Preferred Stock to be purchased by the Buyer pursuant to this Agreement, as set forth on the signature page of this Agreement.

         "Preferred Stock" shall mean the Series A Convertible Redeemable Preferred Stock, par value $.001, of the Company.

         "Prospectus" means the prospectus forming part of the Registration Statement at the time the Registration Statement is declared effective and any amendment or supplement thereto, including any documents or information incorporated therein by reference.

         "Purchase Price" means the aggregate purchase price for the Preferred Shares set forth on the signature page of this Agreement.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Questionnaire" means the Prospective Purchaser Questionnaire completed by the Buyer and furnished to the Company in connection with this Agreement.

         "Record" shall mean all pertinent financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries subject to inspection for the purposes provided in Section 8(b)(9).

         "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

         "Registrable Securities" means (1) the Common Shares, (2) if the Common Stock is changed, converted or exchanged by the Company or its successor, as the case may be, into any other stock or other securities on or after the date the Certificate of Designations is filed with the Secretary of State of the State of Delaware, such other stock or other securities which are issued or issuable in respect of or in lieu of the Common Shares and (3) if any other securities are issued to holders of the Common Stock (or such other shares or other securities into which or for which the Common Stock is so changed, converted or exchanged as described in the immediately preceding clause (2)) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event, such other securities which are issued or issuable in respect of or in lieu of the Common Shares.

         "Registration Period" means the period from the SEC Effective Date to the earliest of

         (i) the date which is the later of the date that is (A) three years after the Closing Date and (B) two years after the Warrant Expiration Date,

         (ii) if the Warrants have been fully exercised, such date after which each Investor may sell all of its Registrable Securities without registration under the 1933 Act pursuant to Rule 144, free of any limitation on the volume of such securities which may be sold in any period or the manner of sale, and

         (iii) the date on which the Investors no longer own or have any right to acquire any Registrable Securities.

         "Registration Statement" means a registration statement on Form S-3 of the Company under the 1933 Act, including any amendment thereto, which names the Investors as selling stockholders (including any documents or information incorporated therein by reference, whether before or after the SEC Effective
Date).

         "Regulation D" means Regulation D under the 1933 Act.

         "Required Information" means, with respect to any Investor, all information regarding such Investor, the Registrable Securities held by such Investor or which such Investor has the right to acquire and the intended method of disposition of the Registrable Securities held by such Investor or which such Investor has the right to acquire as shall be required by the 1933 Act to effect the registration of the resale by such Investor of such Registrable Securities.

         "Rule 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a delayed or continuous basis.

         "Rule 144" means Rule 144 under the 1933 Act or any other similar rule or regulation of the SEC that may at any time provide a "safe harbor" exemption from registration under the 1933 Act so as to permit a holder of securities to sell such securities to the public without registration under the 1933 Act.

         "Rule 144A" means Rule 144A under the 1933 Act or any successor rule thereto.

         "SEC" means the Securities and Exchange Commission.

         "SEC Effective Date" means the date the Registration Statement is declared effective by the SEC.

         "SEC Filing Date" means the date the Registration Statement is first filed with the SEC pursuant to Section 8.

         "SEC Reports" means the (1) the 2000 10-K, (2) the Company's Quarterly Reports on Form 10-Q for the quarter ended September 30, 2000 and (3) the Company's definitive proxy statement for its 2000 Annual Meeting of Stockholders, in each case as filed with the SEC and including the information and documents (other than exhibits) incorporated therein by reference.

         "Securities" means the Shares and the Warrants.

         "Shares" means the Preferred Shares and the Common Shares.

         "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

         "Trading Day" shall have the meaning to be provided or provided in the Certificate of Designations.

         "Transaction Documents" means, individually or collectively, this Agreement, the Securities, the Certificate of Designations, the Transfer Agent Instruction and the other agreements, instruments and documents contemplated hereby and thereby.

         "Transfer Agent" means Boston EquiServe, L.P., or any successor thereof, serving as transfer agent and registrar for the Common Stock, conversion agent for the Preferred Stock and exercise agent for the Warrants.

         "Transfer Agent Instruction" means the Transfer Agent Instruction from the Company to the Transfer Agent for the benefit of, among others, the Buyer and the Other Buyers, in the form of ANNEX II to this Agreement.

         "2000 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000.

         "Violation" means

         (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,

         (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading,

         (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation under the 1933 Act, the 1934 Act or any state securities law, or

         (iv) any breach or alleged breach by any Person of any representation, warranty, covenant, agreement or other term of any of the Transaction Documents.

         "Warrant Expiration Date" means the "Expiration Date" as defined in the Class B Warrants, or if no Class B Warrants are then outstanding, the "Expiration Date" as defined in the Class A Warrants.

         "Warrant Shares" means the shares of Common Stock issuable or issued upon exercise of the Warrants.

         "Warrants" means the Class A Warrants and the Class B Warrants.

         2.     AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

         (a) SUBSCRIPTION. Upon the terms and subject to the conditions of this Agreement, the Buyer hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Buyer, on the Closing Date, the number of Preferred Shares set forth on the signature page of this Agreement, having the terms and conditions as set forth in the Certificate of Designations in the form of ANNEX I to this Agreement, at the price per share and for the

Purchase Price set forth on the signature page of this Agreement. The Purchase Price shall be payable in United States Dollars. In connection with the purchase and sale of the Preferred Shares, the Company will issue to the Buyer Class A Warrants and Class B Warrants initially entitling the holder to purchase the respective number of shares of Common Stock set forth on the signature page of this Agreement.

         (b) FORM OF PAYMENT. Payment by the Buyer of the Purchase Price to the Company on the Closing Date shall be made by wire transfer of immediately available funds to:


                State Street Bank & Trust Company
                ABA Routing # 011000028
                Account #17039843
                For final credit: Sub-Account Number DE0340
                Account Name  Valentis
                Attn: Rachel Bovarnik


         (c) CLOSING. The issuance and sale of the Preferred Shares and the issuance of the Warrants shall occur on the Closing Date at the offices of Brown & Wood LLP, One World Trade Center, New York, New York. At the Closing, upon the terms and subject to the conditions of this Agreement, (1) the Company shall issue and deliver to the Buyer the Preferred Shares and the Warrants, registered in the name of the Buyer or its nominee, against payment by the Buyer to the Company of an amount equal to the Purchase Price, and (2) the Buyer shall pay to the Company an amount equal to the Purchase Price against delivery by the Company to the Buyer of the Preferred Shares and the Warrants.

         3.     REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE BUYER

         The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

         (a) ACQUISITION FOR INVESTMENT. The Buyer is purchasing the Preferred Shares and acquiring the Warrants and will acquire the Common Shares for its own account for investment and not with a view towards the public sale or distribution thereof within the meaning of the 1933 Act; the Buyer will acquire any Common Shares issued to the Buyer prior to the SEC Effective Date for its own account for investment and not with a view towards the public sale or distribution thereof within the meaning of the 1933 Act prior to the SEC Effective Date.

         (b) ACCREDITED INVESTOR. The Buyer is an "accredited investor" as that term is defined in Rule 501 of Regulation D by reason of Rule 501(a)(3) thereof;

         (c) REOFFERS AND RESALES. The Buyer will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities unless registered under the 1933 Act, pursuant to an exemption from registration under the 1933 Act or in a transaction not requiring registration under the 1933 Act;

         (d) COMPANY RELIANCE. The Buyer understands that (1) the Preferred Shares are being offered and sold to the Buyer, (2) the Warrants are being offered and issued to the Buyer, (3) upon conversion of the Preferred Shares, the Conversion Shares will be issued to the Buyer, (4) upon exercise of the Warrants, the Warrant Shares will be issued to the Buyer, and (5) the Dividend Shares will be issued to the Buyer, in each such case in reliance on one or more exemptions from the registration requirements of the 1933 Act, including, without limitation, Regulation D, and exemptions from state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein and in the Questionnaire, a true and accurate copy of which has been delivered by the Buyer to the Company, in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire or receive an offer to acquire the Securities; and the information with respect to the Buyer set forth in the Questionnaire is accurate and complete in all material respects;

         (e) INFORMATION PROVIDED. The Buyer and its advisors, if any, have requested, received and considered all information relating to the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and the Subsidiaries and information relating to the offer and sale of the Preferred Shares and issuance of the Warrants, and the offer of the Conversion Shares, the Dividend Shares, and the Warrant Shares deemed relevant by them to the extent the Company has such information or could acquire it without unreasonable expense; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company concerning the terms of the offering of the Securities and the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and the Subsidiaries and have received satisfactory answers to any such inquiries (assuming the accuracy and completeness of the SEC Reports and the Company's responses to the Buyer's requests); without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the SEC Reports; in connection with its decision to purchase the Preferred Shares and to acquire the Warrants, the Buyer has relied solely upon the SEC Reports, the representations, warranties, covenants and agreements of the Company set forth in this Agreement and to be contained in the other Transaction Documents, as well as any investigation of the Company completed by the Buyer or its advisors, if any; and the Buyer understands that its investment in the Securities involves a high degree of risk.

         (f) ABSENCE OF APPROVALS. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

         (g) SUBSCRIPTION AGREEMENT. The Buyer has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and the other agreements executed or to be executed by the Buyer in connection herewith and to consummate the transactions contemplated hereby and thereby; and this Agreement has been duly and validly authorized, duly executed and delivered on behalf of the Buyer and, assuming due execution and delivery by the Company, is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law;

         (h) BUYER STATUS. The Buyer is not a "broker" or "dealer" as those terms are defined in the 1934 Act which is required to be registered with the SEC pursuant to Section 15 of the 1934 Act; and

         (i) ABSENCE OF RELIANCE. The Buyer acknowledges that, other than as expressly set forth in this Agreement and the other Transaction Documents, neither the Company nor the Placement Agent has made, and the Buyer has not relied upon, any representation or warranty as to the merits of an investment in the Preferred Shares or the income tax consequences to the Buyer of the transactions contemplated by this Agreement.

         (j) FOREIGN INVESTORS. If the Buyer is not a United States person, Buyer hereby represents that it is satisfied with the full observance of the laws of Buyer's jurisdiction in connection with the offer and sale of the Preferred Shares and issuance of the Warrants, and the offer of the Conversion Shares, the Dividend Shares, and the Warrant Shares. None of the transactions contemplated by this Agreement will violate the laws of Buyer's jurisdiction.

         4.     REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE COMPANY.

         The Company represents and warrants to, and covenants and agrees with, the Buyer that:

         (a) ORGANIZATION AND AUTHORITY. The Company and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and (i) each of the Company and the Subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the SEC Reports and as currently conducted, and (ii) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents being executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby. The Company has no Subsidiaries other than as listed in Exhibit 21 to the 2000 10-K.

         (b) QUALIFICATIONS. The Company and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole.

         (c) CAPITALIZATION. (1) The authorized capital stock of the Company consists of (a) 45,000,000 shares of Common Stock, of which 29,450,910 shares were outstanding at the close of business on October 30, 2000 and (b) 10,000,000 shares of preferred stock, par value $.001, none of which is outstanding and of which 31,800 shares will be designated as Preferred Stock and issued pursuant to this Agreement and the Other Subscription Agreements; from October 30, 2000 to the Closing Date there will be (x) no material increase in the number of shares of Common Stock outstanding (except for shares of Common Stock issued upon exercise of options and warrants outstanding on the date hereof and disclosed in the SEC Reports) and (y) no issuance of preferred stock of the Company or securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, shares of Common Stock (except for securities issued pursuant to the Other Subscription Agreements). The 2000 10-K discloses as of June 30, 2000 all outstanding options or warrants for the purchase of, or other rights to purchase or subscribe for, or securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, Common Stock or other capital stock of the Company, or any contracts or commitments to issue or sell Common Stock or other capital stock of the Company or any such options, warrants, rights or other securities; and from June 30, 2000 to the date hereof there has been, and to the Closing Date there will be, no material change in the amount or terms of any of the foregoing except for the grant of options to purchase shares of Common Stock pursuant to the Company's stock option plans in effect on the date of this Agreement, which grants are disclosed in the SEC Reports.

         (2) The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (A) all options, warrants, convertible securities and other rights to acquire shares of Common Stock which are outstanding and (B) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company or any Subsidiary; and, immediately following the Closing Date, after giving effect to any antidilution or similar adjustment arising by reason of issuance of the Preferred Shares and the Other Preferred Shares and the other transactions contemplated by this Agreement and the Other Subscription Agreements, the total number of shares of Common Stock reserved and required to be reserved from the authorized and unissued shares of Common Stock for purposes of all such options, warrants, convertible securities, other rights and stock option and similar plans (excluding the Preferred Stock, the Warrants and the common stock purchase warrants being issued pursuant to the Other Subscription Agreements) will be 2,896,132. Each outstanding class or series of securities for which any such antidilution adjustment will occur is identified on SCHEDULE 4(c) to this Agreement, together with the amount of such antidilution adjustment for each such class or series. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and all of such options, warrants and other rights have been duly authorized by the Company. None of the holders of such outstanding shares of capital stock is subject to personal liability solely by reason of being such a holder. None of the outstanding shares of capital stock or options, warrants and other rights to acquire Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. The offers and sales of the outstanding shares of capital stock of the Company and options, warrants and other rights to acquire Common Stock were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements. No holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement.

         (d) CONCERNING THE SHARES AND THE COMMON STOCK. The Shares have been duly authorized and the Preferred Shares, when issued and paid for in accordance with this

Agreement, and the Conversion Shares, when issued upon conversion of the Preferred Shares, the Dividend Shares when issued in payment of dividends on the Preferred Shares, and the Warrant Shares, when issued upon exercise of the Warrants, in each such case will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company or any other Person to acquire any of the Securities. The Company has duly reserved 3,533,333 shares of Common Stock for issuance upon conversion of the shares of Preferred Stock, 795,000 shares of Common Stock for payment of dividends thereon and 1,137,561 shares of Common Stock for issuance upon exercise of the Warrants, and such shares shall remain so reserved, and the Company shall from time to time reserve such additional shares of Common Stock as shall be required to be reserved pursuant to the Certificate of Designations and the Warrants, so long as the Preferred Stock may be converted or the Warrants may be exercised, as the case may be. The Common Stock is listed for trading on Nasdaq and (1) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (2) the Company has not been notified since September 15, 1997 by the NASD or the Nasdaq Stock Market of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq and (3) no suspension of trading in the Common Stock is in effect. The Company knows of no reason that the Common Shares will not be eligible for listing on Nasdaq.

         (e) CORPORATE AUTHORIZATION. This Agreement and the other Transaction Documents have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Buyer, this Agreement is, and the Certificate of Designations, when executed by the Company and filed with the Secretary of State of the State of Delaware, will be, and the Warrants and the Transfer Agent Instruction, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

         (f) NON-CONTRAVENTION. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated by the Transaction Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the certificate of incorporation or by-laws or similar instruments of the Company or any Subsidiary, (ii) conflict with or result in a breach by the Company or any Subsidiary of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Transaction Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court,

United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Transaction Documents, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any Subsidiary to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or any Subsidiary to make use thereof.

         (g) APPROVALS, FILINGS, ETC. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company or any Subsidiary for (1) the execution, delivery and performance of the Transaction Documents,
(2) the issuance and sale of the Securities as contemplated by the Transaction Documents, and (3) the performance by the Company of its other obligations under the Transaction Documents, other than (A) listing of the Common Shares on Nasdaq, (B) registration of the resale of the Common Shares under the 1933 Act as contemplated by Section 8, (C) as may be required under applicable state securities or "blue sky" laws, and (D) filing of one or more Forms D with respect to the Securities as required under Regulation D.

         (h)    INFORMATION PROVIDED.

                (a) The Company has filed all SEC Documents required to be filed by it since June 30, 2000 under the Securities Act or the Exchange. Act.

                (b) As of the date hereof, each of the Company's representations and warranties contained in Section 4 of this Agreement, and, as of its filing date, each SEC Document referred to in subsection (a) above (i) complies or complied in all material respects with the applicable requirements of the Exchange Act and (ii) does not or did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         (i) NO MATERIAL CHANGE. Except as set forth in the SEC Reports, and except for the transaction expressly contemplated hereby, since June 30, 2000:

                (a) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business;

                (b) there have been no transactions entered into by the Company other than those in the ordinary course of business, which are material with respect to the Company; and

                (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         (j) SEC FILINGS. The Company has timely filed all reports required to be filed under the 1934 Act and any other material reports or documents required to be filed with the SEC since January 1, 1997. All of such reports and documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Registrable Securities by the Buyer and any other Investor. The Company has not filed any reports with the SEC under the 1934 Act since June 30, 2000 other than the SEC Reports.

         (k) ABSENCE OF CERTAIN PROCEEDINGS. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or, to the knowledge of the Company or any Subsidiary, threatened against or affecting the Company or any Subsidiary wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the transactions contemplated by the Transaction Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Transaction Documents; and to the best of the Company's knowledge there is not pending or contemplated any, and there has been no, investigation by the SEC involving the Company or any director or officer of the Company.

         (l) LIABILITIES. Except as and to the extent disclosed or reserved against in the financial statements of the Company and the notes thereto included in the SEC Reports, neither the Company nor any Subsidiary has any liability, debt or obligation, whether accrued, absolute, contingent or otherwise, and whether due or to become due which, individually or in the aggregate, are material to the Company and the Subsidiaries, taken as a whole. Subsequent to June 30, 2000, neither the Company nor any Subsidiary has incurred any liabilities, debts or obligations of any nature whatsoever which are, individually or in the aggregate, material to the Company and the Subsidiaries, taken as a whole, other than those incurred in the ordinary course of its business and other than as disclosed in the SEC Reports.

         (m) ABSENCE OF CERTAIN CHANGES. Since June 30, 2000, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, except as disclosed in the SEC Reports.

         (n) INTELLECTUAL PROPERTY. Except as disclosed in the SEC Reports, each of the Company and each Subsidiary (1) to the best knowledge of the Company and each subsidiary after due inquiry, owns, or possesses adequate rights to use, all patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights described or referred to in the SEC Reports or owned or used by it or which are necessary for the conduct of its business, except for failure to own or possess any such rights as would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, and (2) has no reason to believe, and is not aware of any claim, that the conduct of its business will conflict with any such rights of others which conflict or claim is material to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole. The opinions delivered pursuant to Section 7(j) cover all of the patents and patent rights owned or used by the Company and the Subsidiaries.

         (o) INTERNAL ACCOUNTING CONTROLS. The Company maintains a system of internal accounting controls meeting the requirements of Section 13(b)(2) of the 1934 Act in all material respects.

         (p) COMPLIANCE WITH LAW. Neither the Company nor any Subsidiary is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, including, without limitation, those relating to the use, operation, handling, transportation, disposal or release of hazardous or toxic substances or wastes or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances or wastes, except where such violation or liability would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole; and neither the Company nor any Subsidiary is aware of any pending investigation which would reasonably be expected to lead to such a claim.

         (q) TAX MATTERS. The Company and each Subsidiary has filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to the Company or any Subsidiary which has had (nor does the Company or any Subsidiary have any knowledge of any tax deficiency which, if determined adversely to the Company or any Subsidiary, might have) a material adverse effect on the business, properties, operations, condition (financial or other), results of operations, or prospects of the Company and the Subsidiaries, taken as a whole. The Company is not and has not ever been a "United States Real Property Holding Corporation" (a "USRPHC") as that term is defined in section 897(c)(2) of the Code and the Treasury Regulations thereunder (the "Treasury Regulations").

         (r) INVESTMENT COMPANY. Neither the Company nor the Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

         (s) ABSENCE OF BROKERS, FINDERS, ETC. No broker, finder, or similar Person is entitled to any commission, fee, or other compensation by reason of the transactions contemplated by this Agreement other than the Finder and First Security Van Kasper, and the Company shall pay, and indemnify and hold harmless the Buyer from, any claim made against the Buyer by the Finder or any other Person for any such commission, fee or other compensation.

         (t) NO SOLICITATION. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other Person acting on behalf of the Company, in respect of the Securities or in connection with the offer and sale of the Securities. Neither the Company nor, to its knowledge, any Person acting on behalf of the Company (other than the Placement Agent) has, either directly or indirectly, sold or offered for sale to any Person any of the Securities or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement and the Other Subscription Agreements, and neither the Company nor any Person authorized to act on its behalf will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any Person so as thereby to cause the issuance or sale of any of the Securities to be in violation of Section 5 of the 1933 Act.

         5.     CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

         (a)    TRANSFER RESTRICTIONS. The Buyer acknowledges and agrees that
(1) the Preferred Shares and the Warrants have not been and are not being registered under the provisions of the 1933 Act or any state securities laws and, except as provided in Section 8, the Common Shares have not been and are not being registered under the 1933 Act or any state securities laws, and that the Preferred Shares, the Warrants and the Common Shares may not be transferred without such registration unless the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Preferred Shares, the Warrants or the Common Shares to be transferred may be transferred without such registration or unless transferred in accordance with Rule 144A to a QIB; (2) no sale, assignment or other transfer of the Preferred Shares, the Warrants or the Common Shares or any interest therein may be made except in accordance with the terms thereof; (3) the Common Shares are not transferable in the absence of registration under the 1933 Act and applicable state securities laws, or applicable exemptions therefrom; (4) any sale of the Common Shares under the Registration Statement shall be made only in compliance with the terms of this Section 5(a) and Section 8 (including, without limitation, Section 8(c)(5)); (5) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if the exemption provided by Rule 144 is not available, any resale of the Shares under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (6) the Company is under no obligation to register the Shares (other than registration of the resale of the Common Shares in accordance with Section 8) under the 1933 Act or, except as provided in Sections 5(d) and 8, to comply with the terms and conditions of any exemption thereunder. Prior to the time particular Common Shares are eligible for resale under Rule 144(k), the Buyer may not transfer such Common Shares in a transaction which does not constitute a transfer thereof pursuant to the Registration Statement in accordance with the plan of distribution set forth therein or in any supplement to the Prospectus unless the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that such Common Shares may be transferred without registration under the 1933 Act. Nothing in any of the Transaction Documents shall limit the right of a holder of the Securities to make a bona fide pledge thereof to an institutional lender and the Company agrees to cooperate with any Investor who seeks to effect any such pledge by providing such information and making such confirmations as reasonably requested.

         (b) RESTRICTIVE LEGENDS. (1) The Buyer acknowledges and agrees that the certificates for the Preferred Shares shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the Preferred Shares):

     These securities have not been registered under the Securities Act of 1933, as amended (the "Act"). The issuance to the holder of these securities of the shares of common stock issuable upon conversion of these securities is not covered by a registration statement under the Act. These securities have been acquired, and such shares of common stock must be acquired, for investment and may not be sold, transferred or assigned unless (1) their resale is registered under the Act, (2) the Company has received an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that such registration is not required or (3) sold, transferred or assigned to a QIB pursuant to Rule 144A.

         (2) The Buyer further acknowledges and agrees that each Warrant shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against each Warrant):

     This Warrant has not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be sold, transferred or assigned unless (1) the resale hereof is registered under the Act, (2) the Company has received an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that such registration is not required or (3) sold, transferred or assigned to a QIB pursuant to Rule 144A.

         (3) The Buyer further acknowledges and agrees that until such time as the Common Shares have been registered for resale under the 1933 Act as contemplated by Section 8 or are eligible for resale under Rule 144(k) under the 1933 Act, the certificates for the Common Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Common Shares):

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Act, or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration is not required under the Act.

         (4) Once the Registration Statement has been declared effective, or particular Common Shares are eligible for resale pursuant to Rule 144(k) under the 1933 Act, thereafter (A) upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for any Common Shares issued prior to the SEC Effective Date or prior to the time of such eligibility, as the case may be, which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three Trading Days after surrender of such certificates by the Buyer and (B) the Company shall not place any restrictive legend on certificates for Common Shares subsequently issued or impose any stop-transfer restriction thereon.

         (c) TRANSFER AGENT INSTRUCTION. Prior to the closing on the Closing Date, the Company will (1) execute and deliver to the Transfer Agent the Transfer Agent Instruction in substantially the form of ANNEX II to this Agreement and pursuant thereto irrevocably instruct the Transfer Agent to issue certificates for the Common Shares from time to time upon conversion of the Preferred Shares and exercise of the Warrants in such amounts as specified from time to time to the Transfer Agent (x) in the Conversion Notices surrendered in connection with such conversions and (y) upon exercise of the Warrants in such amounts as specified from time to time to the Transfer Agent in the Form of Subscription to be attached to the Warrants and surrendered in connection with such exercises, (2) appoint the Transfer Agent the conversion agent for the Preferred Stock and the exercise agent for the Warrants. The certificates for the Common Shares may bear the restrictive legend specified in Section 5(b) of this Agreement prior to registration of the resale of the Common Shares under the 1933 Act. The Common Shares shall be registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of Preferred Shares or exercise of the Warrants, as the case may be. The Company warrants that, except as otherwise expressly permitted by the Transfer Agent Instruction, no instruction other than (x) such instructions referred to in this Section 5(c),
(y) stop transfer instructions to give effect to Section 5(a) hereof prior to registration of the resale of the Common Shares under the 1933 Act and (z) the instructions required by Section 8(b)(12) hereof will be given by the Company to the Transfer Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 5(c) shall limit in any way the Buyer's obligations and agreement to comply with the registration requirements of the 1933 Act or an exemption there from upon resale of the Shares. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Shares in accordance with Section 5(a) of this Agreement is not required under the 1933 Act, the Company shall permit the transfer of such Shares and, in the case of the Common Shares, promptly, but in no event later than three Business Days after receipt of such opinion, instruct the Transfer Agent to issue upon transfer one or more share certificates in such name and in such denominations as specified by the Buyer. Nothing in this
Section 5(c) shall limit the obligations of the Company under Section 8 of this Agreement.

         (d) FORM D. The Company agrees to file with the SEC on a timely basis a Form D with respect to the Securities as required to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Buyer promptly after such filing.

         (e) NASDAQ LISTING; REPORTING STATUS. Prior to the Closing Date, the Company shall file with the Nasdaq Stock Market an application or other document required by Nasdaq for the listing of the Common Shares with Nasdaq and shall provide evidence of such filing to the Buyer. The Company shall use its best efforts to obtain the listing, subject to official notice of issuance, of the Common Shares on Nasdaq prior to the Closing Date. So long as the Buyer beneficially owns any Preferred Shares, Warrants or Common Shares, the Company will use its best efforts to maintain the listing of the Common Stock on Nasdaq or a registered national securities exchange. During the Registration Period, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

         (f) USE OF PROCEEDS. The Company acknowledges and agrees that: (1) it does not own or have any present intention of acquiring any Margin Stock; (2) the proceeds of sale of the Preferred Shares and the Warrant Shares will be used for general working capital purposes and in the operation of the Company's business; (3) none of such proceeds will be used, directly or indirectly (A) to make any loan to or investment in any other Person or (B) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a Margin Stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System; and (4) neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

         (g) STATE SECURITIES LAWS. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the offer and sale of the Securities to the Buyer as contemplated by the Transaction Documents under such of the securities laws of jurisdictions in the United States as shall be applicable thereto. In connection with the foregoing obligations of the Company in this Section 5(g), the Company shall not be required (1) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(g), (2) to subject itself to general taxation in any such jurisdiction, (3) to file a general consent to service of process in any such jurisdiction, (4) to provide any undertakings that cause more than nominal expense or burden to the Company, or
(5) to make any change in its charter or by-laws which the Company determines to be contrary to the best interests of the Company and its stockholders. The Company shall furnish to the Buyer copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities laws on or prior to the Closing Date.

         (h) LIMITATION ON CERTAIN ACTIONS. From the date of execution and delivery of this Agreement by the parties hereto to the date of issuance of the Preferred Shares and the Warrants, the Company (1) shall comply with Sections 5 and 12 of the Certificate of Designations as if the Preferred Shares were outstanding and (2) shall not take any action which, if the Preferred Shares were outstanding, would constitute an Optional Redemption Event or, with the giving of notice or the passage of time or both, would constitute an Optional Redemption Event.

         (i) BEST EFFORTS. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Preferred Shares and issue and acquire the Warrants set forth in Section 6 or 7, as the case may be, of this Agreement on or before the Closing Date.

         (j) RESERVATION OF SHARES; SHARES TO BE FULLY PAID; LISTING OF COMMON STOCK.

                (1) The Company shall reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock or shares of Common Stock held in treasury, solely for issuance upon conversion of the Preferred Shares, sufficient shares to provide for the conversion of the Preferred Shares from time to time as Preferred Shares are converted.

                (2) The Company shall take all action necessary to ensure that all shares of Common Stock issued upon conversion of the Preferred Shares will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

                (3) The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of the Preferred Shares require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

                (4) The Company covenants that, so long as the Common Stock shall be listed on the Nasdaq, the NYSE or any other national securities exchange, the Company shall obtain and, so long as the Common Stock shall be so listed on such market or exchange, maintain approval for listing thereon of all Common Stock issuable upon conversion of or as dividends on the Preferred Shares.

        (k) POST-CLOSING COVENANTS. From and after the date hereof, for so long as any Preferred Shares are outstanding the Company shall comply with the following unless otherwise agreed in writing by the holders of a majority of the outstanding Preferred Shares.

        (1) LIMITATION ON INDEBTEDNESS. The Company will not itself, and will not permit any Subsidiary to, create, assume, incur, in any manner become liable in respect of, including, without limitation, by reason of any business combination transaction, or suffer to exist (all of which are referred to herein as "incurring"), any Indebtedness other than Permitted Indebtedness; provided, however, that if (x) a Corporation Redemption Event (as defined in the Certificate of Designations) shall have occurred and (y) no Holder Optional Redemption Event (as defined in the Certificate of Designations) shall have occurred and be continuing, then on the Business Day following the Corporation Redemption Event the Company shall no longer be obligated to comply with this Section 5(k)(1).

        (2) MAINTENANCE OF NET CASH, CASH EQUIVALENT AND ELIGIBLE INVESTMENT BALANCES. The Company shall maintain Net Cash, Cash Equivalent and Eligible Investment Balances at all times at least equal to 50% of the aggregate Stated Value (as defined in the Certificate of Designations) of the outstanding Preferred Shares; PROVIDED, HOWEVER, that if (x) a Corporation Redemption Event shall have occurred and (y) no Holder Optional Redemption Event shall have occurred and be continuing, then on the Business Day following the Corporation Redemption Event the Company shall no longer be obligated to comply with this Section 5(k)(2) So long as the Company shall be obligated to comply with this Section 5(k)(2), within 45 days after the end of each calendar quarter, the Company shall furnish to the Buyer a Certificate setting forth (1) the amount of the Company's Net Cash, Cash Equivalent and Eligible Investment Balances, (2) the number of Preferred Shares outstanding and (3) the amount that is 50% of the aggregate Stated Value of all outstanding Preferred Shares, in each case as of the end of such calendar quarter but which shall not contain any information which would be material, non-public information concerning the Company for the purposes of the 1934 Act. The Company shall have 30 days to cure any violation of this Section 5(k)(2).

        (3) PAYMENT OF OBLIGATIONS. The Company will pay and discharge, and will cause each Subsidiary to pay and discharge, all their respective material obligations and liabilities, including, without limitation, tax liabilities, in the ordinary course consistent with the Company's practices prior to the date hereof, except where the same may be contested in good faith by appropriate proceedings.

        (4)     MAINTENANCE OF PROPERTY; INSURANCE.

                (A) The Company will keep, and will cause each Subsidiary to keep, all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

                (B) The Company will maintain, and will cause each Subsidiary to maintain, with financially sound and responsible insurance companies, insurance in at least such amounts and against such risks as are usually insured against in the same geographic region by companies of comparable size that are engaged in the same or a similar business, subject to customary deductibles.

        (5) CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. The Company will continue, and will cause each Subsidiary to continue, to engage in business of the same general types as conducted by the Company and the Subsidiaries prior to the date hereof, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect, their respective corporate existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business.

        (6) COMPLIANCE WITH LAWS. The Company will comply, and will cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its Subsidiaries taken as a whole.

        (7) INVESTMENT COMPANY ACT. The Company will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended, or any successor provision.

        (8) LISTING ELIGIBILITY REPORTING. The Company shall notify the Buyer from time to time within five days after the Company first learns that it does not meet any of the applicable requirements for the continued listing of the Common Stock on the principal securities market or exchange on which the Common Stock is listed from time to time.

        (9) RULE 144A INFORMATION REQUIREMENT. Within the period prior to the expiration of the holding period applicable to sales of the Preferred Shares under Rule 144(k) under the 1933 Act (or any successor provision), the Company shall, during any period in which it is not subject to SECTION 13 or 15(d) under the 1934 Act, make available to the Buyer which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Preferred Shares from the Buyer, the information required pursuant to Rule 144A(d)(4) under the 1933 Act upon the request of the Buyer and it will take such further action as the Buyer may reasonably request, all to the extent required from time to time to enable the Buyer to sell the Preferred Shares held by it without registration under the 1933 Act within the limitation of the exemption provided by Rule 144A, as Rule 144A may be amended from time to time. Upon the request of the Buyer, the Company will deliver to the Buyer a written statement as to whether it has complied with such requirements.

        (l) USRPHC STATUS. The Company will not become a USRPHC at any time while the Buyer owns any Preferred Shares, Warrants or Common Stock obtained upon conversion or exercise of the foregoing ("Covered Equity Interest"). If at any time and from time to time the Buyer desires to sell or dispose of any Covered Equity Interest and upon demand by the Buyer, the Company agrees to deliver to the Buyer a letter (the "Letter") which complies with sections 1.1445-2(c)(3) and 1.897-(h) (or any similar or successor provisions thereto) addressed to the Buyer stating that the Company is not and has not been a USRPHC at any time during the period beginning on the later of (i) the day five years prior to the date of the Letter and (ii) the date of this Agreement. The Letter shall be delivered the Buyer one business day prior to the sale of the Covered Equity Interest and shall be dated as of such date and signed by a corporate officer under penalties of perjury in accordance with section 1.897-2(h) of the Treasury Regulations.

         6.     CONDITIONS TO THE COMPANY'S OBLIGATIONS TO SELL AND ISSUE.

         The Buyer understands that the Company's obligations to sell to the Buyer the Preferred Shares and to issue to the Buyer the Warrants on the Closing Date are conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

         (a) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

         (b) The representations and warranties of the Buyer contained in this Agreement and in the Questionnaire shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on and as of the Closing Date and on or before the Closing Date the Buyer shall have performed all covenants and agreements of the Buyer required to be performed by the Buyer on or before the Closing Date; and

         (c) No event which, if the Preferred Shares were outstanding, would constitute an Optional Redemption Event or, with the giving of notice or the lapse of time, or both, would constitute an Optional Redemption Event shall have occurred and be continuing.

         7.     CONDITIONS TO THE BUYER'S OBLIGATIONS TO PURCHASE.

         The Company understands that the Buyer's obligations to purchase from the Company the Preferred Shares and to acquire from the Company the Warrants on the Closing Date are conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

         (a) The Transfer Agent shall have acknowledged in writing its receipt and acceptance of the Transfer Agent Instruction in substantially the form of ANNEX II to this Agreement and the Buyer shall have received evidence of such receipt and acknowledgment;

         (b) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

         (c) The representations and warranties of the Company contained in this Agreement and each other agreement or instrument executed and delivered by the Company in connection with this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on the Closing Date; and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein or therein and required to be performed by the Company on or before the Closing Date;

         (d) No event which, if the Preferred Shares were outstanding, would constitute an Optional Redemption Event or, with the giving of notice or the lapse of time, or both, would constitute an Optional Redemption Event shall have occurred and be continuing;

         (e) The Company shall have delivered to the Buyer a certificate, dated the Closing Date, duly executed by its Chief Executive Officer or Chief Financial Officer to the effect set forth in subparagraphs (b), (c) and (d) of this Section 7;

         (f) The Buyer shall have received satisfactory confirmation of the filing with the Secretary of State of the State of Delaware of the Certificate of Designations;

         (g) The Company shall have filed a Notification Form for Listing of Additional Shares with respect to the Common Shares with Nasdaq;

         (h) The Company shall have delivered to the Buyer a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the Certificate of Incorporation and By-Laws of the Company as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and (3) such other matters as reasonably requested by the Buyer;

         (i) The Buyer shall have received on the Closing Date an opinion of Latham & Watkins, counsel for the Company, dated the Closing Date, addressed to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer, substantially in the form of ANNEX V(a) to this Agreement and an opinion from Ms. Snowden, counsel to the Company, dated the Closing Date, addressed to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer, with respect to patent no. 6,132,763, titled "Liposomes", substantially in the form of ANNEX V(b) to this Agreement;

         (j) The Buyer shall have received on the Closing Date, opinions of Brobeck Phleger & Harrison, L.L.P., Townsend & Townsend & Crew, L.L.P., Mcdonnell Boehnen Hulbert & Berghoff, Lyon & Lyon, L.L.P, SEED Intellectual Property Law Group PLLC, and Bozicevic, Field & Francis LLP., intellectual property counsels for the Company, dated the Closing Date, addressed to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer, substantially in the form of ANNEX VI to this Agreement and an opinion from Ms. Snowden, counsel to the Company, dated the Closing Date, addressed to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer, substantially in the form of ANNEX VII to this Agreement; and

         (k) On the Closing Date, (i) trading in securities on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or Nasdaq shall not have been suspended or materially limited and (ii) a general moratorium on commercial banking activities in the State of New York shall not have been declared by either federal or state authorities.

         8.     REGISTRATION RIGHTS.

         (a) MANDATORY REGISTRATION. (1) The Company shall prepare promptly and, on or prior to the date which is 45 days after the Closing Date, file with the SEC the Registration

Statement covering the Registrable Securities which covers the resale by the Buyer of (A) a number of shares of Common Stock equal to at least the number of Common Shares issuable to the Buyer upon conversion of the Preferred Shares, determined at the Conversion Price which is applicable on the day the Registration Statement is filed with the SEC, (B) the number of Warrant Shares and (C) such additional number of shares of Common Stock as the Company shall in its discretion determine to register in connection with the issuance of the Dividend Shares as Registrable Securities, and which Registration Statement shall state that, in accordance with Rule 416 under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares and exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions.

         (2) Prior to the SEC Effective Date the Company will not, without the prior written consent of the Majority Holders, file or request the acceleration of any other registration statement filed with the SEC, and during any time subsequent to the SEC Effective Date when the Registration Statement for any reason is not available for use by any Investor for the resale of any Registrable Securities, the Company shall not file any other registration statement or any amendment thereto with the SEC under the 1933 Act or request the acceleration of the effectiveness of any other registration statement previously filed with the SEC, other than (A) any registration statement on Form S-8 and (B) any registration statement or amendment which the Company is required to file or as to which the Company is required to request acceleration pursuant to any obligation in effect on the date of execution and delivery of this Agreement.

         (b) OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

         (1) use its best efforts to cause the Registration Statement to become effective as promptly as possible after the Closing Date and to keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period. The Company shall submit to the SEC, within three Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall notify the Investors of the effectiveness of the Registration Statement on the SEC Effective Date. The Company represents and warrants to the Investors that
(a) the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (b) the Prospectus, at the time the Registration Statement is declared effective by the SEC and at all times that the Prospectus is required by this Agreement to be available for use by any Investor and, in accordance with Section 8(c)(4), any Investor is entitled to sell Registrable Securities pursuant to the Prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (2) subject to Section 8(b)(5), prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective, and the Prospectus current, at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the 1933 Act applicable to the Company in order to permit the disposition by the Investors of all Registrable Securities covered by the Registration Statement;

         (3) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, five copies of the Registration Statement and any amendment thereto and the Prospectus and each amendment or supplement thereto, (2) one copy of each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to the Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), each of which the Company hereby determines to be confidential information and which the Buyer hereby agrees to keep confidential as a confidential Record in accordance with Section 8(b)(9) and (3) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

         (4) subject to Section 8(b)(5), use its best efforts (i) to register and qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities reasonably request,
(ii) to prepare and to file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period and (iii) to take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Investors in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 8(b)(4), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company or (V) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

         (5) (A) as promptly as practicable after becoming aware of such event or circumstance, notify each Investor of the occurrence of an event or circumstance of which the Company has knowledge (x) as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) which requires the Company to amend or supplement the Registration Statement due to the receipt from an Investor of new or additional information about such Investor or its intended plan of distribution of its Registrable Securities, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement and Prospectus to correct such untrue statement or omission or to add any new or additional information, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

         (B) notwithstanding Section 8(b)(5)(A) above, if at any time the Company notifies the Investors as contemplated by Section 8(b)(5)(A) the Company also notifies the Investors that the event giving rise to such notice relates to a development involving the Company which occurred subsequent to the later of
(x) the SEC Effective Date and (y) the latest date prior to such notice on which the Company has amended or supplemented the Registration Statement, then the Company shall not be required to use best efforts to make such amendment during a Blackout Period; PROVIDED, HOWEVER, that the aggregate number of Trading Days on which any Blackout Period is in effect may not exceed 20 Trading Days (whether or not consecutive) in any period of 12 consecutive months; and PROVIDED FURTHER, HOWEVER, that no Blackout Period may commence sooner than 90 days after the end of an earlier Blackout Period;

         (6) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

         (7) permit the Investors who hold Registrable Securities being included in the Registration Statement, at such Investors' sole cost and expense (except as otherwise specifically provided in Section 10(k)) to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least five Business Days prior to their filing with the SEC and shall not file any such document to which any Investor reasonably objects;

         (8) make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the SEC Effective Date;

         (9) make available for inspection by any Investor and any Inspector retained by such Investor, at such Investor's sole expense, all Records as shall be reasonably necessary to enable such Investor to exercise its due diligence responsibility, and cause the Company's and the Subsidiaries' officers, directors and employees to supply all information which such Investor or any Inspector may reasonably request for purposes of such due diligence; PROVIDED, HOWEVER, that such Investor shall hold in confidence and shall not make any disclosure of any Record or other information which the Company determines in good faith to be confidential, and of which determination such Investor is so notified at the time such Investor receives such information, unless (i) the disclosure of such Record is necessary to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Record is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iii) the information in such Record has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into a confidentiality agreement with the Company with respect thereto, substantially in the form of this Section 8(b)(9), which agreement shall permit such Inspector to disclose Records to the Investor who has retained such Inspector. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (iii) release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or
(iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at such Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

         (10) use its best efforts to cause all the Registrable Securities covered by the Registration Statement as of the SEC Effective Date to be listed on Nasdaq or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

         (11) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

         (12) cooperate with the Investors who hold Registrable Securities being offered pursuant to the Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Investors may reasonably request and registered in such names as the Investors may request; and, not later than the SEC Effective Date, the Company shall deliver (i) to the Transfer Agent (with copies to the Investors whose Registrable Securities are included in the Registration Statement) an instruction to remove any legends on previously issued Registrable Securities and thereafter to issue Registrable Securities without any legends and (ii) shall cause legal counsel selected by the Company to deliver to the Investors whose Registrable Securities are included in the Registration Statement and, if required by the Transfer Agent, to the Transfer Agent an opinion of counsel substantially in the form of ANNEX VIII to this Agreement;

         (13) during the Registration Period, the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any Person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the 1934 Act; and

         (14) take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to the Registration Statement.

         (c) OBLIGATIONS OF THE BUYER AND OTHER INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

         (1) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company the Required Information and shall execute such documents in connection with such registration as the Company may reasonably request. At least five Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the Required Information if any of such Investor's Registrable Securities are eligible for inclusion in the Registration Statement. If at least one Business Day prior to the SEC Filing Date the Company has not received the Required Information from an Investor, then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor; PROVIDED, HOWEVER, that nothing herein shall relieve the Company of its obligation to register the resale of such Investor's Registrable Securities promptly after such Investor provides the Required Information to the Company.

         (2) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

         (3) Each Investor agrees that it will not effect any disposition of the Registrable Securities except as contemplated in the Registration Statement or as shall otherwise be in compliance with applicable securities laws and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding such Investor or its plan of distribution; each Investor agrees (a) to notify the Company in the event that such Investor enters into any material agreement with a broker or a dealer for the sale of the Registrable Securities through a block trade, special offering, exchange distribution or a purchase by a broker or dealer and (b) in connection with such agreement, to provide to the Company in writing the information necessary to prepare any supplemental prospectus pursuant to Rule 424(c) under the 1933 Act which is required with respect to such transaction;

         (4) Each Investor acknowledges that there may occasionally be times as specified in Section 8(b)(5) or 8(b)(6) when the Company must suspend the use of the Prospectus until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, the Company has prepared a supplement to the Prospectus or the Company has filed an appropriate report with the SEC pursuant to the 1934 Act. Each Investor hereby covenants that it will not sell any Registrable Securities pursuant to the Prospectus during the period commencing at the time at which the Company gives such

Investor notice of the suspension of the use of the Prospectus in accordance with Section 8(b)(5) or 8(b)(6) and ending at the time the Company gives such Investor notice that such Investor may thereafter effect sales pursuant to the Prospectus, or until the Company delivers to such Investor an amended or supplemented Prospectus;

         (5) In connection with any sale of Registrable Securities which is made by an Investor pursuant to the Registration Statement (A) if such sale is made through a broker, such Investor shall instruct such broker to deliver the Prospectus to the purchaser (or the broker therefor) in connection with such sale, shall supply copies of the Prospectus to such broker, (B) if such sale is made in a transaction directly with a purchaser and not through the facilities of any securities exchange or market, such Investor shall deliver, or cause to be delivered, the Prospectus to such purchaser; and (C) if such sale is made by any means other than those described in the immediately preceding clauses (A) and (B), such Investor shall otherwise use its reasonable best efforts to comply with the prospectus delivery requirements of the 1933 Act applicable to such sale; and

         (6) Each Investor agrees to notify the Company promptly after the event of the completion of the sale by such Investor of all Registrable Securities to be sold by such Investor pursuant to the Registration Statement.

         (d) RULE 144. With a view to making available to each Investor the benefits of Rule 144, the Company agrees:

         (1) so long as each Investor owns or has the right to acquire Registrable Securities, promptly upon request, furnish to such Investor such information as may be necessary, and otherwise reasonably to cooperate with such Investor, to permit such Investor to sell its Registrable Securities pursuant to Rule 144 without registration; and

         (2) if at any time the Company is not required to file such reports with the SEC under Sections 13 or 15(d) of the 1934 Act, to use its best efforts to, upon the request of an Investor, make publicly available other information so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Registrable Securities in accordance with Rule 15c2-11 under the 1934 Act.

         9.     INDEMNIFICATION AND CONTRIBUTION.

         (a) INDEMNIFICATION. (1) To the extent not prohibited by applicable law, the Company will indemnify and hold harmless each Indemnified Person against any Claims to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any Violation or any of the transactions contemplated by the Transaction Documents. Subject to the restrictions set forth in Section 9(a)(3) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such controlling Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, an Indemnified Person shall not be entitled to indemnification under this Section 9(a)(1) for: (I) a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information relating to an Indemnified Person furnished in writing to the Company by such Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if the Prospectus or such amendment or supplement thereto was timely made available by the Company pursuant to Section 8(b)(3); and (II) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors.

         (2) In connection with the Registration Statement, each Investor whose Registrable Securities are included in the Registration Statement agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 9(a)(1), each Indemnified Party against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with the Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 9(a)(2) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, HOWEVER, that the Investor shall be liable under this Section 9(a)(2) for only that amount of all Claims in the aggregate as does not exceed the amount by which the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement exceeds the amount paid by such Investor for such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 9(a)(2) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented.

         (3) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 9(a) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 9(a), deliver to the indemnifying party a notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding; PROVIDED FURTHER, HOWEVER, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all Indemnified Persons or Indemnified Parties, as the case may be, hereunder and one separate counsel in each jurisdiction in which a Claim is pending or threatened. The failure to deliver notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 9(a), except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 9(a) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         (b) CONTRIBUTION. To the extent any indemnification by an indemnifying party as set forth in Section 9(a) above is applicable by its terms but is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 9(a) to the fullest extent permitted by law. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative fault of each party, the parties' relative knowledge of and access to information concerning the matter with respect to which the Claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances; PROVIDED, HOWEVER, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 9(a), (b) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any other Person who was not guilty of such fraudulent misrepresentation and (c) the contribution by any Investor in respect of all Claims in the aggregate shall be limited to the amount by which the proceeds received by such seller from the sale of such Registrable Securities exceeds the amount paid by such Investor for such Registrable Securities.

         (c) OTHER RIGHTS. The indemnification and contribution provided in this Section shall be in addition to any other rights and remedies available at law or in equity.

         10.    MISCELLANEOUS.

         (a) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

         (b) HEADINGS. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         (c) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         (d) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be sent by mail, personal delivery, by telephone line facsimile transmission or courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by telephone line facsimile transmission or by courier, in each case addressed to a party at such party's address (or telephone line facsimile transmission number) shown in the introductory paragraph or on the signature page of this Agreement or such other address (or telephone line facsimile transmission number) as a party shall have provided by notice to the other party in accordance with this provision. In the case of any notice to the Company, such notice shall be addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Financial Officer (telephone line facsimile number (650) 652-1990), and a copy shall also be given to: Latham & Watkins, 135 Commonwealth Drive, Menlo Park, California 94025 Attn:
Alan C. Mendelson (telephone line facsimile transmission number (650) 463-2600), and in the case of any notice to the Buyer, a copy shall be given to: Brown & Wood LLP, One World Trade Center, New York, New York 10048 Attn: Alan Jakimo (telephone line facsimile transmission number (212) 839-5599), in each case with a copy to: Diaz & Altschul Capital, LLC, 950 Third Avenue, 16th floor, New York, New York 10022, New York, New York 10151 (telephone line facsimile transmission number (212) 751-5757). The Buyer hereby designates as its address for any notice required or permitted to be given to the Buyer pursuant to the Certificate of Designations the address shown on the signature page of this Agreement, with a copy to: Diaz & Altschul Advisors, LLC, 950 Third Avenue, 16th floor, New York, New York 10022 (telephone line facsimile transmission number
(212) 751-5757), until the Buyer shall designate another address for such purpose. In each case, a copy shall be sent to: Diaz & Altschul Capital, LLC, 950 Third Avenue, 16th floor, New York, New York 10022 (telephone line facsimile transmission number (212) 751-5757).

         (e) COUNTERPARTS. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A telephone line facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to (1) the date of execution and delivery of this Agreement by the Buyer shall be deemed a reference to the date set forth below the Buyer's signature on the signature page hereof, (2) the date of execution and delivery of this Agreement by the Company shall be deemed a reference to the date set forth below the Company's signature on the signature page hereof and
(3) the date of execution and delivery of this Agreement, or the date of execution and delivery of this Agreement by the Buyer and the Company, shall be deemed a reference to the later of the dates set forth below the signatures of the parties on the signature page hereof.

         (f) ENTIRE AGREEMENT; BENEFIT. This Agreement, including the Annexes and Schedules hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein and therein. This Agreement, including the Annexes and Schedules hereto, supersedes all prior agreements and understandings, whether written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement and the terms and provisions hereof are for the sole benefit of only the Company, the Buyer and their respective successors and permitted assigns.

         (g) WAIVER. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or course of dealing between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

         (h) AMENDMENT. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

         (i) FURTHER ASSURANCES. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

         (j) ASSIGNMENT OF CERTAIN RIGHTS AND OBLIGATIONS. The rights of an Investor under Sections 5(a), 5(b), 8, 9, and 10 of this Agreement shall be automatically assigned by such Investor to any transferee of all or any portion of such Investor's Registrable Securities (or all or any portion of the Preferred Shares or any Warrant) who is an "accredited investor" as that term is defined in Regulation D under the 1933 Act, only if: (1) such Investor agrees in writing with such transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (2) the Company is, within a reasonable time after such assignment, furnished with notice of (A) the name and address of such transferee and (B) the Securities with respect to which such rights and obligations are being assigned, (3) immediately following such assignment the further disposition of Registrable Securities by such transferee is restricted under the 1933 Act and applicable state securities laws, and (4) at or before the time the Company received the notice contemplated by clause (2) of this sentence the transferee agrees in writing with the Company to be bound by all of the provisions contained in Sections 5(a), 5(b), 8, 9, and 10 hereof. Upon any such assignment, the Company shall be obligated to such transferee to perform all of its covenants under Sections 5, 8, 9, and 10 of this Agreement as if such transferee were the Buyer. In connection with any such transfer the Company shall, at its sole cost and expense, promptly after such assignment take such actions as shall be reasonably acceptable to the transferring Investor and such transferee to assure that the Registration Statement relating to the Registrable Securities involved in such transfer and the Prospectus are available for use by such transferee for sales of the Registrable Securities in respect of which such rights and obligations have been so assigned.

         (k) EXPENSES. The Company and the Buyer shall be responsible for their respective expenses (including, without limitation, their respective legal fees and expenses of their counsel) incurred by them in connection with the negotiation and execution of, and closing under, this Agreement. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to this Agreement shall be paid by the Company, including, without limitation, all registration, listing and qualifications fees, printers fees, accounting fees, and the fees and disbursements of counsel for the Company but excluding (a) fees and expenses of investment bankers retained by any Investor, (b) brokerage commissions incurred by any Investor and (c) fees and disbursements of counsel for the Investors. The Company shall pay upon receipt of reasonably detailed documentation from Buyer all reasonable expenses incurred by the Buyer, including reasonable fees and disbursements of counsel, as a consequence of, or in connection with (1) the negotiation, preparation or execution of any amendment, modification or waiver of the Transaction Documents, (2) any default or breach of any of the Company's obligations set forth in the Transaction Documents and (3) the enforcement or restructuring of any right of, including the collection of any payments due, the Buyer under the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Buyer. Except as otherwise provided in this Section 10(k), each of the Company and the Buyer shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby. Nothing herein shall limit the rights of the Placement Agent under its Engagement Agreement with the Company.

         (l) TERMINATION. The Buyer shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

         (1) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

         (2) any other condition of the Buyer's obligations hereunder is not fulfilled; or

         (3) the closing shall not have occurred on a Closing Date on or before December 9, 2000, other than solely by reason of a breach of this Agreement by the Buyer.

Any such termination shall be effective upon the giving of notice thereof by the Buyer. Upon such termination, the Buyer shall have no further obligation to the Company hereunder and the Company shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

         (m) SURVIVAL. The respective representations, warranties, covenants and agreements of the Company and the Buyer contained in this Agreement and the other Transaction Documents shall survive the execution and delivery of this Agreement and the other Transaction Documents and the closing hereunder and the delivery of and payment for the Preferred Shares and the issuance of the Warrants and shall remain in full force and effect regardless of any investigation made by or on behalf of the Buyer or any Person controlling or acting on behalf of the Buyer or by the Company or any Person controlling or acting on behalf of the Company.

         (n) PUBLIC STATEMENTS, PRESS RELEASES, ETC. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations, including the 1933 Act and the rules and regulations promulgated thereunder (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

         (o) CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers or other representatives thereunto duly authorized as of the date first set forth above and on the dates set forth below their respective signatures.


Number of Preferred Shares:

Price Per Share:  $1,000.00

Aggregate Purchase Price:  $

Warrant Shares Issuable Upon Exercise of Class A Warrants:

Warrant Shares Issuable Upon Exercise of Class B Warrants:

                                         VALENTIS, INC.


                                         By:
                                             -----------------------------------
                                             Name:    Bennet Weintraub
                                             Title:   Vice President Finance and
                                                      Chief Financial Officer


                                         Date:  November __, 2000


                                         [INVESTOR]


                                         By:
                                             -----------------------------------
                                             By:
                                             By:
                                             Title:


                                         Address:


                                         Facsimile No.:

Date:  November __, 2000

                                  SCHEDULE 4(c)

None

                                                                      ANNEX I
                                                                         TO
                                                                    SUBSCRIPTION
                                                                      AGREEMENT

         Incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on January 19, 2001.

                                                                      ANNEX II
                                                                         TO
                                                                    SUBSCRIPTION
                                                                      AGREEMENT


                                 Valentis, Inc.
                                863A Mitten Road
                          Burlingame, California 94010


                                December 4, 2000

EquiServe, L.P.,
  as Transfer Agent
150 Royall Street
Canton, Massachusetts 02021


Attention:  Ms. Vina LaFontant

                          Re: IRREVOCABLE INSTRUCTIONS

Ladies and Gentlemen:

         Pursuant to the several Subscription Agreements, dated as of November 20, 2000 (the "Subscription Agreements"), by and between Valentis, Inc., a Delaware corporation (the "Company"), and each of the holders of Preferred Stock (as defined below) named on the signature pages thereto (each, an "Original Holder" and collectively, the "Original Holders"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreements, to issue to the Original Holders, and the Original Holders have agreed to purchase from the Company, upon the terms and subject to the conditions of the Subscription Agreements, shares (the "Preferred Shares") of Series A Convertible Redeemable Preferred Stock, without par value (the "Preferred Stock"), of the Company and in connection therewith the Company has agreed to issue Common Stock Purchase Warrants, Class A and Common Stock Purchase Warrants, Class B (collectively, the "Warrants") for the purchase of shares (the "Warrant Shares") of Common Stock, $.001 par value (the "Common Stock"), of the Company. As a condition precedent to the several obligations of the Original Holders to purchase the Preferred Shares and acquire the Warrants, the Original Holders require the Company to give the instructions contained in this letter to Boston EquiServe, L.P. (the "Transfer Agent") and to obtain the Transfer Agent's acknowledgment and acceptance hereof to assure that the Original Holders and each other holder of the Preferred Shares and the Warrants (such other holders, together with the Original Holders, the "Holders") will be assured of the timely issuance and receipt of shares of Common Stock and the Warrants, upon conversion of the Preferred Shares or exercise of the Warrants, as the case may be.


         1. DELIVERIES BY THE COMPANY. Contemporaneously with the delivery of these instructions, the Company is delivering to the Transfer Agent the following:

         (a) a list showing the name and address of each holder of record of the Preferred Shares and the Warrants and the date of issuance and number of Preferred Shares and Warrants initially issued to each such holder, and the aggregate number of shares of

Common Stock for which such Preferred Shares and Warrants are initially convertible or exercisable;

         (b) the form of Notice of Conversion of Series A Redeemable Convertible Preferred Stock (the "Conversion Notice") relating to the Preferred Stock;

         (c) Subscription Form (the "Subscription Form") relating to the Warrants; and

         (d) an opinion of Latham & Watkins, counsel to the Company, as to the due authorization, validity of issuance and fully-paid and non-assessable nature of the shares (the "Conversion Shares") of Common Stock issuable upon conversion of the Preferred Shares and the Warrant Shares, and stating that the Conversion Shares and the Warrants Shares may be issued to the Original Holders without registration under the Securities Act of 1933, as amended (the "1933 Act"). The Conversion Shares and the Warrant Shares are referred to herein collectively as the "Common Shares."

         2. ISSUANCE OF COMMON SHARES. (a) The Company hereby appoints the Transfer Agent, and by its acceptance hereof the Transfer Agent hereby agrees to act, as transfer agent of the Common Stock to be issued upon conversion of the Preferred Stock and exercise for the Warrants. The Company hereby irrevocably instructs the Transfer Agent to issue Common Shares upon conversion of all or any part of the outstanding Preferred Shares and exercise of all or any part of the Warrants from time to time upon receipt of a copy of a Conversion Notice or Subscription Form, as the case may be. Copies of Conversion Notices or Subscription Forms may be given by telephone line facsimile transmission to the Transfer Agent or otherwise given to the Transfer Agent. The certificates for Preferred Shares need not be surrendered in connection with the conversion thereof by a Holder unless all of the outstanding Preferred Shares evidenced by a particular certificate are so converted. The certificate for a Warrant being exercised need not be surrendered to the Transfer Agent in connection with the exercise thereof.

         (b) The certificates for Common Shares issued prior to receipt by the Transfer Agent of an opinion of counsel, which counsel shall be reasonably acceptable to the Transfer Agent, that a registration statement under the 1933 Act relating to the resale of such Common Shares has been declared effective by the Securities and Exchange Commission (the "SEC") shall bear the following legend:

    "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Act or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration is not required under the Act."

Once the Transfer Agent receives such opinion of counsel, thereafter (1) upon written request of the holder of any such Common Shares and return to the Transfer Agent of any certificate for Common Shares for which legend removal is sought, the Transfer Agent will prepare and issue, within three Trading Days after such request and certificate are received, substitute certificates without any restrictive legend for any certificates for Common Shares issued prior to the date the Transfer Agent receives such opinion of counsel and shall immediately remove any stop-transfer restriction against such Common Shares and
(2) neither the Company nor the Transfer Agent shall place any restrictive legend or stop-transfer restriction against Common Shares issued after the Transfer Agent receives such opinion of counsel. As used herein, "Trading Day" means a day on whichever of (x) the national securities exchange, (y) the Nasdaq National Market or (z) the Nasdaq SmallCap Market, which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

         3. CONVERSION OBLIGATIONS ABSOLUTE; NO CONTRARY INSTRUCTIONS. (a) If a Holder shall have given a Conversion Notice for conversion of Preferred Shares or a Subscription Form for exercise of a Warrant, the Company shall issue and deliver as stated in such Conversion Notice or Subscription Form, as the case may be, the Common Shares issuable upon such conversion or exercise within three Trading Days after such Conversion Notice or Subscription Form, as the case may be, is given and the Holder converting or exercising shall be deemed to be the holder of record of the Common Shares issuable upon such conversion or exercise as of the date such Conversion Notice or Subscription Form, as the case may be, is given to the Company, and all rights with respect to that portion of the Preferred Shares so converted or such Warrant so exercised shall forthwith terminate except the right to receive the Common Shares or other securities, cash, or other assets as provided in the Certificate of Designations for the Preferred Stock (the "Certificate of Designations") or in such Warrant. By its acceptance of these instructions, the Transfer Agent acknowledges and agrees that, if a Holder shall have given a Conversion Notice or a Subscription Form, as the case may be, as provided herein, the Company's obligation to issue and deliver the certificates for Common Shares upon such conversion or exercise shall be absolute and unconditional, irrespective of any action or inaction by the converting Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to such Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other person of any obligation to the Company, or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to such Holder in connection with such conversion or exercise. In lieu of delivering physical certificates representing the Common Shares issuable upon conversion of shares of Preferred Stock or upon exercise of a Warrant, provided the Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon written request of a Holder, the Transfer Agent shall electronically transmit the Common Shares issuable upon such conversion or exercise to such Holder by crediting the account of such Holder or such Holder's broker with DTC through its Deposit Withdrawal Agent Commission system.

         (b) Upon receipt of the Conversion Notice or Subscription Form, as the case may be, the Transfer Agent will initiate the issuance process and will request that the Company confirm the issuance of the Common Shares issuable upon such conversion or exercise. The Company shall not give any instruction to the Transfer Agent which is contrary to these instructions herein or fail to give any confirmation required by the Transfer Agent to complete the issuance. The Company hereby irrevocably instructs the Transfer Agent to disregard any request, instruction or other communication from or on behalf of the Company which is contrary to or inconsistent with this instruction. The Company shall not appoint any transfer agent (other than the Transfer Agent) or registrar for its Common Stock unless at the time of such appointment any such successor accepts instructions of like tenor with these instructions.

         4. TRANSFER AGENT DUTIES. The obligations and duties of the Transfer Agent under these instructions are at all times and in all respects subject to the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the SEC thereunder applicable to transfer agents registered with the SEC. These instructions relate only to the Transfer Agent's duties as transfer agent for Common Shares issuable upon conversion of the Preferred Stock and exercise of the Warrants and do not otherwise limit or affect the Transfer Agent's other duties, obligations and agreements relating to its service as transfer agent and registrar for the Common Stock.

         5. INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Transfer Agent, each officer, director, employee and agent of the Transfer Agent, and each person, if any, who controls the Transfer Agent within the meaning of the 1933 Act or the 1934 Act against any losses, claims, damages or liabilities, joint or several, to which it, they or any of them, or such controlling person, may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the performance by the Transfer Agent of its duties pursuant to these instructions; and will reimburse the Transfer Agent, and each officer, director, employee and agent of the Transfer Agent, and each such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any case if such loss, claim, damage or liability arises out of or is based upon any action not taken in good faith, or any act or omission that constitutes gross negligence or willful misconduct. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Company under this Section 5, notify in writing the Company of the commencement thereof, and failure so to notify the Company will relieve the Company from any liability under this Section 5 as to the particular item for which indemnification is then being sought if such failure shall have materially prejudiced the Company's right to defend or contest such action, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies the Company of the commencement thereof, the Company will be entitled to participate with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from such indemnifying party to such indemnified party under this Section 5, shall be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The Company shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of the Company.

         6.       MISCELLANEOUS.

         (a) These instructions shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

         (b) Neither these instructions nor any term hereof (including this paragraph) may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing signed by the Company, the Transfer Agent, and, with respect to the Holders, the Majority Holders (as defined in the Certificate of Designations). The Holders are hereby expressly made third-party beneficiaries of these instructions.

         If the Transfer Agent accepts these instructions and its appointment as transfer agent for the Common Shares issuable upon conversion of the Preferred Stock and exercise of the Warrants, please so indicate by signing in the place provided below and returning a copy to the Company.

                                        Very truly yours,

                                        VALENTIS, INC.



                                        By:
                                           -----------------------------------
                                           Bennet Weintraub
                                           Vice President Finance and
                                           Chief Financial Officer



Accepted and agreed as of the date first set forth above:

EQUISERVE, L.P.,
   as Transfer Agent


By:
   --------------------------------------
   Name:
   Title:

                                                                      ANNEX X
                                                                         TO
                                                                    SUBSCRIPTION
                                                                      AGREEMENT


      FORM OF NOTICE OF CONVERSION OF SERIES A CONVERTIBLE PREFERRED STOCK.
      --------------------------------------------------------------------

                              NOTICE OF CONVERSION
                                       OF
                 SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK
                                       OF
                                 VALENTIS, INC.

TO:  Valentis, Inc.                       OR     EquiServe, L.P.,
     863A Mitten Road                            as Transfer Agent
     Burlingame, California  94010

     Attention:  Chief Financial Officer         Attention:  Ms. Vina LaFontant

     Facsimile No.:  (650) 652-1990              Facsimile No.:  (781) 575-2054

          (1) Pursuant to the terms of the Series A Convertible Redeemable Preferred Stock (the "Preferred Stock"), of Valentis, Inc., a Delaware corporation (the "Corporation"), the undersigned (the "Holder") hereby elects to convert ________ shares of the Preferred Stock, including $________ of accrued and unpaid dividends thereon (and $___________ of Arrearage Interest, if any, thereon) into shares of Common Stock, $.001 par value (the "Common Stock"), of the Corporation, at a Conversion Price per share of Common Stock of $________, or such other securities into which the Preferred Stock is currently convertible. Capitalized terms used in this Notice and not otherwise defined herein have the respective meanings provided in the Certificate of Designations of Series A Convertible Redeemable Preferred Stock.

          (2) The number of shares of Common Stock issuable upon the conversion of the shares of Preferred Stock to which this Notice relates is
_________________________.

          (3) Please issue certificates for the number of shares of Common Stock or other securities into which such number of shares of Preferred Stock is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:


      ---------------------------   -------------------------
      Name                          Name

      ---------------------------   -------------------------
      Address                       Address

      ---------------------------   -------------------------
       SS or Tax ID Number          SS or Tax ID Number

      Delivery Instructions for
      Common Stock:
                                 ----------------------------------

                                 ----------------------------------

                                 ----------------------------------


          (4) If the shares of Common Stock issuable upon conversion of the Preferred Stock have not been registered for resale under the 1933 Act and this Notice is given prior to the end of the Registration Period under the Subscription Agreement by which the Holder is bound, the Holder represents and warrants that (i) the shares of Common Stock not so registered are being acquired for the account of the Holder for investment, and not with a view to, or for resale in connection with, the public distribution thereof other than pursuant to registration under the 1933 Act or an exemption from registration under the 1933 Act, and that the Holder has no present intention of distributing or reselling the shares of Common Stock not so registered other than pursuant to registration under the 1933 Act or an exemption from registration under the 1933 Act and (ii) the Holder is an "accredited investor" as defined in Regulation D under the 1933 Act. If the provisions of Rule 144(k) under the 1933 Act are inapplicable to the Holder with respect to the Conversion Shares to which this Notice relates, the Holder further agrees that (A) the shares of Common Stock not so registered shall not be sold or transferred unless either (i) such shares first shall have been registered under the 1933 Act or (ii) the Corporation first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Corporation to the effect that such sale or transfer is exempt from the registration requirements of the 1933 Act and (B) until such shares are registered for resale under the 1933 Act, the Corporation may place a legend on the certificate(s) for the shares of Common Stock not so registered to that effect and place a stop-transfer restriction in its records relating to the shares of Common Stock not so registered, all in accordance with the Subscription Agreement by which the Holder is bound.



Date _________________________        ____________________________________
                                              Signature of Holder


Note: This Holder Notice must be signed exactly as the name appears on the Preferred Stock Certificate, and to the extent that Holder requests that certificates be issued to a name other than that of the Holder or via the Deposit Withdrawal Agent Commission system, the Holder's signature must be guaranteed by an eligible guarantor institution such as a bank, stockbroker, savings and loan association or credit union with membership in an approved medallion signature guarantee program.

                    (b) FORM OF MANDATORY REDEMPTION NOTICE.

                           MANDATORY REDEMPTION NOTICE
                  (SECTION 7 OF CERTIFICATE OF DESIGNATIONS OF
                SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK)

TO:
   ------------------------------
           (Name of Holder)

          (1) Pursuant to the terms of the Series A Convertible Redeemable Preferred Stock (the "Preferred Stock"), Valentis, Inc., a Delaware corporation (the "Corporation"), hereby notifies the above-named holder (the "Holder") that the Corporation is redeeming _________ shares of Preferred Stock held by the Holder in accordance with Section 7 of the Certificate of Designations of the Series A Convertible Redeemable Preferred Stock (the "Certificate of Designations").

          (2) The Initial Mandatory Redemption Date or Final Mandatory Redemption Date is ________________.

          (3) The Mandatory Redemption Price per share of Preferred Stock is $_________.

          (4) Upon surrender to the Corporation of the certificate(s) for the shares of Preferred Stock to be redeemed (but in no event earlier than the Initial Mandatory Redemption Date or Final Mandatory Redemption Date), the Corporation will make payment of the Mandatory Redemption Price in accordance with the Certificate of Designations.

          (5) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Certificate of Designations.


Date:  _________________________          VALENTIS, INC.


                                          By _____________________________
                                              Title:

                         (c) FORM OF REDEMPTION NOTICE.

                                REDEMPTION NOTICE
                 (SECTION 9(a) OF CERTIFICATE OF DESIGNATIONS OF
                SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK)

TO:
   ------------------------
       (Name of Holder)

          (1) Pursuant to the terms of the Series A Convertible Redeemable Preferred Stock (the "Preferred Stock"), Valentis, Inc., a Delaware corporation (the "Corporation"), hereby notifies the above-named holder (the "Holder") that the Corporation is exercising its right to redeem all shares of Preferred Stock held by the Holder in accordance with Section 9(a) of the Certificate of Designations of the Series A Convertible Redeemable Preferred Stock (the "Certificate of Designations").

          (2) The Redemption Event by reason of which this Notice is given occurred on ________________________ and the Conversion Price of the Preferred Stock on such date was $___________________________.

          (3)       The Redemption Date is ___________________.

          (4)       The Redemption Price per share of Preferred Stock is
$_________.

          (5) Upon surrender to the Corporation of the certificate(s) for the shares of Preferred Stock to be redeemed (but in no event earlier than the Redemption Date), the Corporation will make payment of the applicable Redemption Price in accordance with the Certificate of Designations.

          (6) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Certificate of Designations.


Date:  _________________________           VALENTIS, INC.


                                           By _____________________________
                                               Title:

                         (d) FORM OF CORPORATION NOTICE.

                               CORPORATION NOTICE
               (SECTION 11(b)(1) OF CERTIFICATE OF DESIGNATIONS OF
                SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK)

TO: __________________________________________
                (Name of Holder)

          (1) An Optional Redemption Event described in the Certificate of Designations (the "Certificate of Designations") of Series A Convertible Redeemable Preferred Stock (the "Preferred Stock") of Valentis, Inc., a Delaware corporation (the "Corporation"), occurred on __________. As a result of such Optional Redemption Event, the above-named holder (the "Holder") is entitled to exercise its optional redemption rights pursuant to Section 11(b)(2) of the Certificate of Designations.

          (2) The Holder's optional redemption rights must be exercised on or before _______________, _______.

          (3)       On or before the date set forth in the preceding paragraph
(2), the Holder must deliver to the Corporation a Holder Notice, in the form set forth in Section 14(d) of the Certificate of Designations.

          (4) In order to receive payment of the Optional Redemption Price of the shares of Preferred Stock to be redeemed, the Holder must deliver to the Corporation the certificates for the shares of Preferred Stock to be redeemed, duly endorsed for transfer to the Corporation of the shares to be redeemed.

          (5) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Certificate of Designations.


Date:  _________________________         VALENTIS, INC.


                                         By _____________________________
                                             Title:

                           (e) FORM OF HOLDER NOTICE.

                                  HOLDER NOTICE
               (SECTION 11(b)(2) OF CERTIFICATE OF DESIGNATIONS OF
                SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK)


TO:      VALENTIS, INC.


          (1) Pursuant to the terms of the Series A Convertible Redeemable Preferred Stock (the "Preferred Stock") of Valentis, Inc., a Delaware corporation (the "Corporation"), the undersigned holder (the "Holder") hereby elects to exercise its right to require redemption by the Corporation pursuant to Sections 11(a) and 11(b) of the Certificate of Designations of Series A Convertible Preferred Stock (the "Certificate of Designations") of ____________ shares of Preferred Stock at an Optional Redemption Price per share in cash equal to the sum of (a) the Stated Value PLUS (b) an amount equal to $____________ of accrued and unpaid dividends on each share of Series A Preferred Stock to be redeemed to the Optional Redemption Date PLUS (c) an amount equal to accrued and unpaid Arrearage Interest, if any, on such share of Series A Preferred Stock to the Optional Redemption Date.

          (2) The aggregate Optional Redemption Price of all shares of Preferred Stock to be redeemed from the Holder pursuant to this Notice is $_______________.

          (3) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Certificate of Designations PLUS (C) an amount equal to accrued and unpaid Arrearage Interest, if any, on dividends on such share of Series A Preferred Stock to the date the Corporation is required to pay the Registration Redemption Price of such share in accordance with Section 11(c) of the Certificate of Designations.


Date: __________________________       NAME OF HOLDER:



                                       _______________________________________


                                       By ____________________________________
                                            Signature of Registered Holder
                                            (Must be signed exactly as name
                                            appears on the stock certificate.)

               (f) FORM OF HOLDER REGISTRATION REDEMPTION NOTICE.

                      HOLDER REGISTRATION REDEMPTION NOTICE
                  (SECTION 11(c) OF CERTIFICATE OF DESIGNATIONS
               OF SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK)

TO:  VALENTIS, INC.

          (1) Pursuant to the terms of the Series A Convertible Redeemable Preferred Stock (the "Preferred Stock") of Valentis, Inc., a Delaware corporation (the "Corporation"), the undersigned (the "Holder") hereby elects to exercise its right to require redemption by the Corporation pursuant to Section 11(c) of the Certificate of Designations of the Preferred Stock (the "Certificate of Designations") of ________ shares of Preferred Stock at a Registration Redemption Price per share in cash equal to the sum of (a) the Stated Value PLUS (b) an amount equal to $_________ of accrued and unpaid dividends on each share of Series A Preferred Stock to be redeemed to the date of such redemption PLUS (c) an amount equal to accrued and unpaid Arrearage Interest, if any, on such share of Series A Preferred Stock to the date of such Redemption.

          (2) The aggregate Registration Redemption Price of all shares of Preferred Stock to be redeemed from the Holder pursuant to this Notice is $____________.

          (3) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Certificate of Designations.


Date: __________________________       NAME OF HOLDER:



                                       _______________________________________


                                       By ____________________________________
                                            Signature of Registered Holder
                                            (Must be signed exactly as name
                                            appears on the stock certificate.)